








LifeMD®

Analyst & Investor Day

February 22, 2022

Important Cautions Regarding Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended; Section 21E of the Securities Exchange Act of 1934, as amended; and the safe harbor provision of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this presentation may be identified by the use of words such as: "believe," "expect," "anticipate," "project," "should," "plan," "will," "may," "intend," "estimate," predict," "continue," and "potential," or, in each case, their negative or other variations or comparable terminology referencing future periods. Examples of forward-looking statements include, but are not limited to, statements regarding our financial outlook and guidance, short and long-term business performance and operations, future revenues and earnings, regulatory developments, legal events or outcomes, ability to comply with complex and evolving regulations, market conditions and trends, new or expanded products and offerings, growth strategies, underlying assumptions, and the effects of any of the foregoing on our future results of operations or financial condition.

Forward-looking statements are not historical facts and are not assurances of future performance. Rather, these statements are based on our current expectations, beliefs, and assumptions regarding future plans and strategies, projections, anticipated and unanticipated events and trends, the economy, and other future conditions, including the impact of any of the aforementioned on our future business. As forward-looking statements relate to the future, they are subject to inherent risk, uncertainties, and changes in circumstances and assumptions that are difficult to predict, including some of which are out of our control. Consequently, our actual results, performance, and financial condition may differ materially from those indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, "Risk Factors" identified in our filings with the Securities and Exchange Commission, including, but not limited to, our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and any amendments thereto. Even if our actual results, performance, or financial condition are consistent with forward-looking statements contained in such filings, they may not be indicative of our actual results, performance, or financial condition in subsequent periods.

This presentation is not an offer to sell or a solicitation of an offer to purchase securities by the Company. Any such offer or solicitation, if any, will only be made by means of offering documents (e.g., prospectus, offering memorandum, subscription agreement and or similar documents) and only in jurisdictions where permitted by law. Certain information contained herein has been provided by or obtained from third-party sources and has not been independently audited or verified by the Company. The Company makes no representation or warranty, express or implied as to the accuracy or completeness of information contained in this document, and nothing contained in this document is, or shall be relied upon as, a promise or representation by the Company.

This presentation is not intended for any commercial purpose but strictly for educational or informational purposes only. Please note that some photographs and images appearing in this presentation are not necessarily those of the Company or accurate representations of its products or operations, but may be stock images, third-party operations, product mock-ups, and/or may have been edited for competitive or confidentiality reasons. Any third-party images not owned by the Company are used for non-commercial, illustrative and educational 'fair use' purposes only. All images and trademarks are the property of their respective owners.

Our adjusted EBITDA and adjusted EBITDA margin forecasts are non-GAAP financial measures which should not be considered substitutes for the most directly comparable GAAP financial measures. We have not provided a reconciliation to GAAP for these forecasts because we cannot, without unreasonable effort, predict the adjustments that could arise through 2025.



Business Overview

LifeMD+

A rapidly growing direct-to-patient telehealth company leveraging deep expertise in medicine, technology and marketing to make healthcare more accessible, affordable and convenient

- 50 State Digital Pharmacy
- Nationwide Provider Network
- 500K+[1] Patients & Customers
- Diversified Brand Portfolio
- Vertically Integrated Technology Platform
- $100M Revenue Run-Rate


LifeMD
Personalized, high-quality care, from the comfort of your home.
See your physician anytime, anywhere, with the click of a button.
...and meet your dedicated doctor for life today!
High quality personalized healthcare from your dedicated doctor

1. Approximate patient and customer count treated as of 2/22/22 since inception.

Our Differentiators Continue to Propel Our Growth


LifeMD
Consult with a healthcare provider from the comfort of your home.
First, we need to make sure we are licensed in your state.
Select State
I agree to the Terms, Privacy Policy and consent to Telehealth

Amazing Providers

Our affiliated PC's recruit and retain the best doctors and healthcare professionals in the world.

Technology that Scales

Our full-stack infrastructure enables scale and diversification into new clinical areas and partnerships.

Deep Experience in Direct-Response Marketing

Our direct marketing expertise and technology platform have made us a leader in patient acquisition.

Healthcare Expertise

We have deep experience in therapeutics, devices, diagnostics, pharmacy and regulatory affairs.

LifeMD's Direct-to-Patient Healthcare Experience

Brand Discovery
Patient views an online or offline advertisement and visits our telehealth website.

Diagnosis/Screening
Patient is screened via online intake form and pays for treatment and medication.

Virtual Consultation
An asynchronous or audio/video consultation is conducted with the patient.

Personalized Treatment
Patient receives personalized treatment and ongoing care from the comfort of their own home.


7:27
Like
Comment
Send
LifeMD.com
Sponsored
Personalized, high-quality care, from the comfort of your own home. Begin your journey today!
Personalized, high-quality care, from the comfort of your home.
See your physician anytime, anywhere, with the click of a button.
CLICK TO BEGIN YOUR JOURNEY...
... and meet your dedicated doctor for life today!
LifeMD.com
Find your doctor for life! Schedule your first free consult today.
Sign Up


LifeMD
Consult with a healthcare provider about your rashes from the comfort of home.
First, we need to make sure we are licensed in your state.
Select State
I agree to the Terms, Privacy Policy and consent to Telehealth
START MY VISIT
"This was my first time using telemedicine


Dr. John Mierce, M.D.
California


LifeMD
My prescriptions
Finasteride (1 mg) & DHT Blocking Shampoo
Ordered: Aug 16, 2021
Reorder
Sildenafil (25 mg)
Ordered: Aug 2, 2021
Reorder
Finasteride (1 mg) &


LifeMD
Welcome, Evan!
Messages
General health
Front desk
My doctor
Schedule an appointment
Who would you like to see?

A platform designed to accommodate a diverse portfolio of DTC telehealth offerings and primary care.

Built to handle 50 state daily consult volume at scale without sacrificing quality of care or timely service.

A mobile-first primary care platform enhanced by partnerships with Quest Diagnostics, Axle Health, Particle Health and Prescryptive.

Designed with a compliance-first mindset, adhering to HIPAA standards with real-time monitoring tools.

An End-to-End Telehealth Technology Platform


LifeMD
New message
Welcome, Evan!
Messages
My doctor
General health
Front desk
Upcoming appointments

Our Current Telehealth Portfolio

REX MD	Telehealth for men, including prescription and OTC products for E.D., hair loss, and more.
SHAPIRO MD — HAIR GROWTH EXPERTS —	Telehealth for male and female hair loss, including prescription and patented OTC products.
cleared.	Personalized end-to-end telehealth for allergies, asthma and immunology.
NAVA MD — Clinical Skincare —	Teledermatology, including prescription and patented OTC products for anti-aging, acne and more.
LifeMD+	Cash-pay virtual primary care that combines best-in-class providers, diagnostics, discounted prescription medications, OTC products and in-app tools to drive increased access to care and improved health outcomes.


>$5.1B
market size
Men's Health


~$2.8B
market size
Hair Loss


~$13.5B
market size
Allergy & Asthma


~$44B
market size
Dermatology


~$250B
market size
Primary Care

Growth Strategy

OBJECTIVE: $250-300 million in Revenue by 2025 with 25%+ Adjusted EBITDA Margins

Grow Our Existing Direct-to-Patient Brands

- Aggressively grow existing brands (Rex, Shapiro, Nava, Cleared)
- Focus on maintaining strong unit economics (1.5 to 2x LTV-CAC in Year 1, 3.0x+ on a 3-year basis)
- Expand brand offerings and further cross-sell

Scale Virtual Primary Care

- VPC is the highest value revenue in telehealth, and is the backbone of a long-term relationship with a patient
- Our VPC strategy will focus on general primary care and condition-specific offerings
- Scale will be achieved through national D2C marketing and cross-selling

Eliminate Non-Core & Further Diversify Telehealth

- Divest WorkSimpli in 2022
- Re-invest portion of proceeds to fund new vertical telehealth expansion through organic or inorganic means
- Leverage existing platform and relationships to expand indication offerings/ brands

Execute Upon High Value B2B Pharma Partnerships

- Cleared acquisition provided jumping off point
- Leverage existing prowess from current direct-to-patient platform to partner with pharma/other healthcare product companies
- Initial focus in Allergy/Asthma but significant opportunity in other clinical areas



Financials

Consistent and Aggressive Growth with Record Gross Margins



NET REVENUES AND GROSS MARGIN %
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
82%
80%
78%
76%
74%
72%
70%
$12.5
$2.5
$10.0
79%
$37.3
$6.7
$30.6
76%
$92.9
81%
$24.7
$68.2
2019A
2020A
2021E
Unique Patients Served
100,00
250,00
450,00
WorkSimpli Revenue
Healthcare Revenue
Gross Margin %

- 11 Consecutive Quarters of Sequential Revenue Growth
- 81% FY21E Gross Margin %
- 173% Revenue Growth CAGR since FY 2019

LifeMD+

WorkSimpli (non-core Subsidiary) Sale

- LifeMD owns 85.6% of non-core subsidiary asset, WorkSimpli
- Rapidly growing direct-to-consumer work and document services company
- Over 100K active subscribers worldwide and $25 million of FY21 net revenue (+268% annual growth vs. FY20)
- Due to the non-core nature of the subsidiary, LifeMD plans to execute a sale during FY22
- Use of proceeds from sale: (1) Telehealth growth investment and/or (2) Shareholder capital return initiatives

LifeMD+

Well Capitalized for Growth without Dilution

LifeMD remains on track to reach Adjusted EBITDA profitability by Q4 2022 and forecasts being well capitalized to do so

Cash Balance as of Year End 2021	$40 million
Estimated Potential Proceeds from WorkSimpli Sale (85.6%)	$40-$80 million
Projected Pro-Forma Cash Post-WorkSimpli Sale prior to Projected 2022 Cash Burn	$80-$120 million
Less FY 2022 EBITDA Guidance	$(14)-$(20) million
Less FY 2022 Projected Capex & Investing Activities	$(13)-$(17) million
Less FY 2022 Preferred Stock Dividends	$(3) million
Projected End of Year 2022 Cash Balance*	**$50-$80 million**

LifeMD+

* Projected End of Year 2022 Cash Balance excludes the impact of any future financing, M&A, shareholder returns or other transactions not contemplated by LifeMD as of Feb 22, 2022.

Highly Scalable Model with Significant Growth Potential and Strong Economics



Telehealth Only
Assumes WorkSimpli divested at end of FY22
$93M
($38M)
$142-$148M
($14M)
($20M)
$155-$175M
$18M
$8M
$200-$240M
$48M
$30M
$250-$300M
$80M
$60M
Adjusted EBITDA Margin %
2021Est
-53%
2022Fcst
-14 to -20%
2023Fcst
5 to 10%
2024Fcst
15 to 20%
2025Fcst
23 to 27%
Telehealth Revenue (Lower End)
Telehealth Revenue (Upper End)
WorkSimpli Revenue (LFMD owned only)
Adjusted EBITDA

- Adjusted EBITDA Profitability by Q4 2022
- 90%+ Recurring Revenue
- Fully Diluted EPS Profitability by FY 2024
- Long-term Adjusted EBITDA Margins of 25-30%+

LifeMD

Anchored by a Long-Term Self-Funded Cash Flow Model

All Dollars in Millions	2022	2023	2024	2025
Adjusted EBITDA	($17)	$13	$36	$60
Cash Flow from Operations	($17)	$13	$36	$60
Less Capital Expenditures & Investing Activities	($15)	($20)	($25)	($30)
Plus LifeMD Proceeds from WorkSimpli Sale	$60			
Less Preferred Stock Dividends	($3)	($3)	($3)	($3)
Net Change in Cash	$25	($10)	$8	$27
Beginning of Year Cash	$41	$66	$56	$64
End of Year Cash	$66	$56	$64	$91

* Capex and Investing Activities assumes Organic Growth only and deeper investment into Technology Capital commensurate with growth. Cash Flow from Operations assumes no Working Capital change. LifeMD Proceeds from WorkSimpli Sale assumes midpoint of estimated proceeds from sale of WorkSimpli.

Driving Long-term, Profitable Growth from both Existing and New Brands


Bridge of Revenue from 2021 through 2025
$93
($25M)
$102-112M
$40-60M
$40-60M
$250-300M
FY 2021 Consolidated Revenue
Lost WorkSimpli Revenue from Divestiture
Lifestyle Healthcare Revenue Growth
Allergy, Asthma, New Indications Growth
Virtual Primary Care Growth
FY25 Consolidated Revenue

Diversifying Telehealth Revenue with Strong Unit Economics

FY21 Revenue by Category



Non-core WorkSimpli; 27%
Lifestyle Healthcare; 73%

FY25 Revenue by Category



Lifestyle Healthcare; 62%
Virtual Primary care; 19%
Allergy, Asthma, New Indications; 19%

Direct-to-Consumer Economics

- $170-$190 CPA
- 80%+ Telehealth Gross Margin %
- $360-$425 ARPU
- 1.5 to 2.0x Year 1 LTV to CAC

Business to Business Economics

- Potential Contract Values from $200K to $1 million+



Cleared Acquisition

Allergy & Asthma

cleared.

Cleared provides personalized treatments for allergy, asthma, and immunology including in-home tests for both environmental and food allergies, prescriptions for allergies and asthma, and FDA-approved immunotherapies for treating chronic allergies.

- A first-in-class telehealth destination for bespoke end-to-end allergy treatment.
- Acquired by LifeMD in January 2022 to provide entry into $13.5B Allergy, Asthma and Immunology markets.
- Leading pharma partnerships; providing both B2B and B2C revenue sources.
- Highly synergistic with existing platform and accretive to Adjusted EBITDA growth.



Allergy Test

cleared.

Your One-Stop-Shop for Allergy, Asthma, and Immunology.

We're fast evolving into a full-stack, personalized clearinghouse for every kind of treatment and patient need across the entire, broadening vertical.

Launched February '21



Seasonal allergies

Launched November '21



Food allergies



Skin allergies



Asthma


Dust Mite
Grass Pollen

Allergy Immunotherapy



Relief Medications



Allergy Test



Extra Support



Medical Devices

LifeMD+

Two of the most prevalent chronic conditions

The cost to society of allergy & asthma now exceeds $100 billion every year, and growing.

75M Americans suffer from allergy or asthma	**1 in 3** U.S. adults suffer
115 days/ year that the avg allergy sufferer experiences symptoms	**$11B** annual U.S. spend on allergy/ asthma medications alone
24M annual visits to the doctor for allergies or asthma	**$2.5B** annual U.S. spend on visits to allergist

Sources: ACAAI, 2021; AAFA, 2021

Strategic Rationale

- Cleared has virtually treated **15,000+ patients**, operates a **50-state physician and pharmacy platform**, and has partnered with leading pharma companies
- LifeMD has virtually treated **500,000+ patients**, and has built a **best-in-class telehealth technology** and in-house direct-to-consumer marketing platform that is second to none
- Together Cleared + LifeMD combine to produce the most comprehensive **50-state offering for allergy, asthma and immunology treatment** , leveraging a best-in-class virtual care platform, specialized physician network, direct-to-patient marketing expertise and robust call center


cleared.
ABOUT YOUR ALLERGIES
What do your allergy symptoms look like?


Prescription Medication
Allergy Relief
Allergy Eye Drops

Deep Experience in Consumer Health, Pharma/Biotech, Venture, Tech, and Medicine



Alex Mironov
President, LifeMD

- Former Chief Business Officer, Covis Pharma, Allergy & Respiratory Focus
- 20+ years of leadership in corp biz dev, M&A, licensing and operations
- Led pharma transactions including M&A, licensing and financing totaling over $5B in value
- Multiple senior positions in high-growth pharma companies such as Alvogen, EKR Therapeutics, Espirit Pharma and Valera Pharmaceuticals



Ryan Rockefeller
Co-Founder, General Manager

- President, R2 Ventures (r2.ventures), a consumer health focused venture fund
- Last company acquired (Founder, CEO)
- Columbia Business School, Princeton



James Taylor
Co-Founder, Head of Strategy

- Founding partner, Partizan International, a leading provider of patient support programs and healthcare communications services
- 15+ years experience in patient engagement/retention services
- Clients include Merck, Biogen, AstraZeneca, Pfizer, Sanofi



Dr. Payel Gupta
Co-Founder, Medical Director

- Board-Certified Allergist/Immunologist
- President, NY Allergy and Asthma Society
- Member of the American College of AAI, World Allergy Organization, and the American Academy of AAI
- Creator of Allergy-focused podcast and editorial, "The Itch"

Cleared Growth Strategy

Two-pronged approach leveraging existing best-in-class telehealth platform and direct-to-patient capabilities.

Direct-to-Patient

Market Opportunity: $13.5Bn of annual spend

Cleared Business at Closing

- Minimal existing direct-to-patient revenue
- Limited expertise in scaling direct response patient acquisition and retention strategies
- Strong clinical team led by accomplished Medical Doctor
- Suite of Rx, FDA-Approved OTC, Diagnostics

LifeMD Value Add

- Demonstrated expertise in direct response marketing, patient acquisition and patient retention
- Highly scaleable, proprietary telehealth platform that will fully integrate Cleared
- Virtual Primary Care
- National pharmacy network and supplier relationships to drive long-term efficiencies and COGS savings

B2B Pharma Partnership Agreements

Market Opportunity: $6.6Bn of pharma industry spend on direct-to-patient advertising[1]

Cleared Business at Closing

- One existing direct pharma partnership
- Limited demonstrated experience in scaling healthcare advertising and patient adherence
- Strong infrastructure for business development through Partizan relationship and co-founder backgrounds

LifeMD Value Add

- Addition of second pharma partnership weeks after closing with strong pipeline of future partners
- Proven expertise in healthcare advertising and patient adherence that can drive meaningful efficiencies to pharma partners
- Highly scaleable, proprietary telehealth platform that will fully integrate Cleared
- Portable to other pharma verticals

1. Statista, June 5, 2021 as of FY20 Ad Spend

Deal Structure

Guaranteed Consideration	Contingent (Earn-Out) Consideration
• $460K at Closing • $1,730,000 paid at one year anniversary of Closing • $1,730,000 paid at two-year anniversary of Closing	Three-Year Expiration (thru Dec 31, 2024 to achieve) • $4.55M if $10M TTM Revenue achieved • $9.1M if $20M TTM Revenue achieved • $9.1M if $35M TTM Revenue achieved • $9.1M if $50M TTM Revenue achieved Four-Year Expiration (thru Dec 31, 2025 to achieve) • $9.1M if $75M TTM Revenue achieved • $9.1M if $100M TTM Revenue achieved • $22.75M if $150M TTM Revenue achieved
Aggregate: $3.92M paid over 2 years	Aggregate: $72.8M if $150M TTM Revenue achieved by December 31, 2025

LifeMD+



Virtual Primary Care

LifeMD VPC Overview

- 50-state, subscription based, cash pay virtual primary care offering
- 24-hour care team access (providers 8 AM – 11PM)
- 2 options at launch: $15/month + $49/visit, or $99/month unlimited
- Highly flexible, vertically integrated platform to enable partnerships
- Virtual care, diagnostics, prescriptions, wellness, in-home tools, and more…

VPC Platform Overview

Current Capabilities

- 50-state routing and scheduling platform
- Asynchronous audio/video consults
- Diagnostics via Quest
- E-prescribing

Planned Capabilities

- In-home blood draw and sample collection
- Prescription discount card program
- Symptom checker
- Integration with Labcorp
- Discounted imaging program
- Family plan offering
- Wearables
- Mental health partnership

What we treat

Primary Care

For your everyday needs.

- Prescription refills
- Bloodwork
- Annual checkups
- Health and wellness

Urgent Care

Immediate attention for an urgent issue.

- Pink eye
- Colds
- STDs
- Sore throat

Chronic Care

Manage your ongoing conditions.

- Diabetes
- Hypertension
- Allergies
- Asthma

LifeMD+

The Cash Pay VPC Opportunity is Massive

- 53%+ of Americans are on a high deductible health plan (HDHP)[1]
- Many younger Americans are uninsured and only require episodic/urgent care
- In 2020, the average deductible in the U.S. was $1,945 for an individual and $3,722 for a family[2]
- LifeMD's virtual primary care offering is affordable, convenient and offers incredible healthcare, without needing insurance

$15/month =

- **$49** visits with an amazing doctor
- Discounted, cash pay **diagnostics**
- **Up to 80% off** prescription drugs
- Discounted, cash pay **imaging**
- **Symptom checker**, and other in-home tools

1. https://www.valuepenguin.com/high-deductible-health-plan-study
2. https://www.goodrx.com/insurance/health-insurance/all-you-need-to-know-about-health-insurance-deductibles

LifeMD+

Growth Strategy

Cross Sell Existing Patients

- 30,000+ new patients per month across LFMD brands
- Majority on HDHPs, uninsured, or don't have a PCP
- Offer VPC at checkout, post sale, or via call center
- Lowest acquisition cost, and drives overall LTV

DTC Campaigns

- 1 in 3 Americans don't have a PCP
- Many on HDHPs are incentivized to find affordable, high-quality care
- National online and offline DTC campaigns around amazing doctors, and affordability
- General primary care and condition specific offerings

B2B/Partnering

- Partnering and in-licensing of proprietary healthcare products (pharma, device, diagnostics)
- Offer platform to payors & self-insured employers
- Non-profits and disease foundations
- Media properties with large patient flow



Company Contact

Marc Benathen
marc@lifemd.com

Investor Relations

LifeSci Advisors
investors@lifemd.com

Partnership Opportunities

LifeMD Partnerships
partnering@lifemd.com

Media Relations

Eric Herman
eherman@kivvit.com

LifeMD®